Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events
2 4 .	Subsequent events
On March 25, 2025, the Group has entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Institutional Investor”) for a registered direct offering of 361,011 ADSs at US$2.77 per ADS. The Group has also agreed to issue to the Institutional Investor warrants (the “Warrants” and, together with the ADSs, the “Securities”) to purchase up to an aggregate of 361,011 ADSs (representing 722,022 Class A Ordinary Shares), at an exercise price of $2.77 per ADS. The Warrants are exercisable at any time on or after the date of issuance and expire five years from the date of issuance. In addition, pursuant to the Purchase Agreement, the Group have agreed, subject to certain exceptions, to grant the Institutional Investor an additional purchase option to purchase up to an aggregate of $1.0 million of additional ADSs at the applicable per ADS purchase price determined pursuant to the terms of the Purchase Agreement or at a price mutually agreed to by the parties. The Institutional Investor may exercise this option in whole or in part at any time during the period commencing on the effective date until 60 days after the closing of this offering, provided that the Institutional Investor may exercise this option only once during such period. On March 27, 2025, the Group closed the registered direct offering and received gross proceeds of US$1.0 million from the issuance and sale of the ADSs and Warrants, before deducting the placement agent fees and other offering expenses payable by the Company. We intend to use the net proceeds primarily for upgrading our offerings of altcoin mining machines, with the remaining proceeds allocated to working capital and other general corporate purposes that support our long-term goals.